                                                                     Exhibit 3.3

Form BCA-12.45/           APPLICATION FOR REINSTATEMENT
                13.60                 OF
(Rev. Jan. 1995)         DOMESTIC OR FOREIGN CORPORATIONS    File # D 5514-919-4

George H. Ryan           This space for use by Secretary of State  SUBMIT IN
Secretary of State                                                 DUPLICATE!
Department of Business Services
Springfield, IL 62756

Payment must be made by certified         FILED            THIS SPACE FOR USE BY
check, cashier's check, Illinois                            SECRETARY OF STATE
attorney's check, Illinois C.P.A.'s     JAN 17 2001
check or money order, payable to                             DATE  1-17-01
"Secretary of State."                   JESSE WHITE          FILING FEE  $100.00
                                     SECRETARY OF STATE      APPROVED:

1. (a) CORPORATE NAME as of the date of issuance of the certificate of dissolution or revocation:

            Baron Wire & Cable Corp.
            ____________________________________________________________________

      (b)   CORPORATE NAME as changed:__________________________________________

            ____________________________________________________________(NOTE 1)

      (c) If a foreign corporation having a certificate of authority under an assumed corporate name restriction, the assumed corporate name:_______________________________________________________________

            ____________________________________________________________(NOTE 2)

________________________________________________________________________________
2.    State of incorporation: Illinois
                              __________________________________________________
________________________________________________________________________________

3.    Date that the certificate of dissolution or revocation was issued:
      12/1/2000
________________________________________________________________________________

4. Name and address of the Illinois registered agent and the Illinois registered office, upon reinstatement: (NOTE 3) NOTICE! Completion of item #4 does not constitute a registered agent or office change. See note #3 on back of this form.

                  Registered Agent    Alan B. Patzik
                                    ____________________________________________
                                      First           Middle Name      Last Name

                  Registered Office   150 S. Wacker Drive,  Suite 900
                                    ____________________________________________
                                      Number      Street  Suite # (A.P.O. Box
                                                        alone is not acceptable)

                                      Chicago, IL 60606   COOK
                                   _____________________________________________
                                      City                Zip Code    County

________________________________________________________________________________
5. This application is accompanied by all delinquent report forms together with the filing fees, franchise taxes, license fee and penalties required.

________________________________________________________________________________
6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

      Dated January 15, 2001       Baron Wire & Cable Corp.
                                 _______________________________________________
                                                (Exact Name of Corporation)

      attested by /s/ Richard N. Burger                by /s/ Gary Yetman
                  ______________________________          ___________________
                 (Signature of Secretary or               (Signature of
                 Assistant Secretary)               President or Vice President)

                 Richard N. Burger, Secretary             Gary Yetman, President

          (Type or Print Name and Title)          (Type or Print Name and Title)

Form BCA-10.30                  ARTICLES OF AMENDMENT
                                                                          File #

(Rev. Jan. 1995)

George H. Ryan                          FILED                SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services     NOV 01, 1991
Springfield, IL 62756
Telephone (217) 782-6961

Remit payment in check or money order,  GEORGE H. RYAN     THIS SPACE FOR USE BY
payable to "Secretary of State."      SECRETARY OF STATE     SECRETARY OF STATE

                                                          DATE 11-1-91
                                                          FRANCHISE TAX $
                                                          FILING FEE    $
                                                          PENALTY       $ 25.00

                                                          APPROVED:

1.    CORPORATE NAME: Interflex Incorporated

                                                                        (Note 1)

2.    MANNER OF ADOPTION:

[ ] The following amendment of the Articles of Incorporation was adopted on September 30, 1991 in the manner indicated below. ("X" one box only)

[ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected: or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)

[ ]   By a majority of the board of directors, in accordance with Section
      10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)

[X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

[ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of he board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 710;
                                                                        (Note 4)

[ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of he board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by the shareholders entitled to vote on this amendment.
                                                                        (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

RESOLVED, that Article One of the Articles of Incorporation be amended to read as follows:

                            BARON WIRE & CABLE CORP.

--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of the class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No charge")

                                   No change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of the accounts) is as follows:
      (If not applicable, insert "No charge")

                                    No change

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

      Dated September 30, 1991     Interflex Incorporated
                                   _____________________________________________
                                             (Exact Name of Corporation)

      Attested by /s/ Peter Leeb              by /s/ James Coleman
                  _______________________        _______________________________
                  (Signature of Secretary        (Signature of Secretary
                   or Assistant Secretary)       or Assistant Secretary)

                Peter Leeb, Secretary             James Coleman, President
                _________________________________ ______________________________
                  (Type or Print Name and Title))  (Type or Print Name and Title

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

      If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

      The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

      Dated________________,19__

      ___________________________________   ____________________________________

      ___________________________________   ____________________________________

      ___________________________________   ____________________________________

      ___________________________________   ____________________________________

BCA-2.10 (Rev. Jul. 1984)                                                 File #

             Submit in Duplicate                  JIM EDGAR             This Space For Use By
                                               Secretary of State        Secretary of State
  Payment must by made by Certified Check,      State of Illinois
Cashier's Check, Illinois Attorney's Check,                             Date 7-11-88
         Illinois C.P.A.'s                  ARTICLES OF INCORPORATION
      Check or Money order, payable to                                  License Fee   $   .50
            "Secretary of State".                                       Franchise Tax $ 25.00
                                                                        Filing Fee    $ 75.00

              DO NOT SEND CASH!

                                                                        Clerk $100.00

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE   The name of the corporation is INTERFLEX INCORPORATED
              _________________________________________________________________
                        (Shall contain the word "corporation", "incorporated";
              _________________________________________________________________
                                          "limited", or an abbreviation thereof)

ARTICLE TWO   The name and address of the initial registered agent and its registered office are:

              Registered Agent

              Stuart              K.            Taussig
              _________________________________________________________________
              First Name          Middle Name   Last Name

              Registered Office

              444 N. Michigan Avenue,      Suite 2300
              _________________________________________________________________
              Number     Street     Suite # (A.P.O. Box alone is not acceptable)

ARTICLE THREE The purpose or purposes for which the corporation is organized are:

                  If not sufficient space to cover this point, add one or more sheets of this size.

      To engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act.

ARTICLE FOUR  Paragraph 1: The authorized shares shall be:

   Class           *Par Value per share         Number of shares authorized
Common                   $  1.00                           1,000

              Paragraph 2: The preferences, qualifications, limitations, restrictions and the specific or relative rights in respect of he shares of each class are:

                        If not sufficient space to cover this point, and one or more sheets of this size.

              None

ARTICLE FIVE  The number of shares to be issues initially, and the consideration to be received by the corporation therefor, are:

----------
* A declaration as to a"par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

   Class   *Par Value per   Number of shares proposed   Consideration to be received
               share                to be issued                therefor
---------  --------------   -------------------------   ----------------------------
Common         $1.00                    460                     $460.00
                                                                $
                                                                $
                                                                $
                                                                $
                                                                -------
                                             TOTAL              $460.00
                                                                -------

----------
* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX   OPTIONAL

              The number of directors constituting the initial board of directors of the corporation is __________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected

                             Name                         Residential Address
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

ARTICLE SIX OPTIONAL

            (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located will
                  be:                                             $_____________

            (b) It is estimated that the value of the property to be located within the State of Illinois during the following ear will be:
                                                                  $_____________

            (c) It is estimated that the gross amount of business which will be transacted by the corporation during the following year
                  will be:                                        $_____________

            (d) It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois
                  during the following year will be:              $_____________

                       NAMES & ADDRESSES OF INCORPORATORS

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated July 8, 1988

1. /s/ Denise R. Morgan                   1.  444 N. Michigan Ave, Suite 23
   __________________________________         __________________________________
              Signature                                      Street

       Denise R. Morgan                        Chicago, IL  60611
   __________________________________         __________________________________
       Name (please print)                     City/Town    State     Zip

2. __________________________________     2. ___________________________________
              Signature                                       Street

   __________________________________        __________________________________
   Name (please print)                       City/Town        State    Zip

3. __________________________________     3. __________________________________
              Signature                                       Street

   __________________________________        __________________________________
   Name (please print)
                                             __________________________________
                                             City/Town          State     Zip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.